AMENDED AND RESTATED EXHIBIT A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of May 21, 2024: Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF 0.25% October 2, 2009 December 21, 2023 November 9, 2010 Global X MSCI Argentina ETF 0.25% December 5, 2008 December 21, 2023 March 2, 2011 Global X MSCI Colombia ETF 0.25% December 5, 2008 December 21, 2023 February 5, 2009 Global X MSCI China Consumer Discretionary ETF 0.25% October 2, 2009 December 21, 2023 November 30, 2009 Global X Copper Miners ETF 0.25% March 26, 2010 December 21, 2023 April 19, 2010 Global X Silver Miners ETF 0.25% March 26, 2010 December 21, 2023 April 19, 2010 Global X Lithium & Battery Tech ETF 0.25% June 4, 2010 December 21, 2023 July 22, 2010 Global X Uranium ETF 0.25% June 4, 2010 December 21, 2023 November 4, 2010 Global X Gold Explorers ETF 0.25% August 27, 2010 December 21, 2023 November 3, 2010 Global X MSCI Next Emerging & Frontier ETF 1 0.25% November 17, 2010 December 21, 2023 November 6, 2013 Global X FTSE Southeast Asia ETF 0.25% November 17, 2010 December 21, 2023 February 16, 2011 Global X SuperDividend® ETF 0.25% February 25, 2011 December 21, 2023 June 8, 2011 Global X MLP ETF 0.25% May 11, 2011 December 21, 2023 April 18, 2012 Global X MSCI Greece ETF 0.25% August 19, 2011 December 21, 2023 December 7, 2011 Global X Disruptive Materials ETF 0.25% August 19, 2011 December 21, 2023 January 24, 2022 Global X Social Media ETF 0.25% August 19, 2011 December 21, 2023 November 14, 2011 Global X SuperIncome™ Preferred ETF 0.25% February 24, 2012 December 21, 2023 July 16, 2012 Global X SuperDividend® REIT ETF 0.25% February 24, 2012 December 21, 2023 March 16, 2015 Global X Guru® Index ETF 0.25% May 25, 2012 December 21, 2023 June 4, 2012 Global X SuperDividend® U.S. ETF 0.25% November 16, 2012 December 21, 2023 March 11, 2013 Global X MLP & Energy Infrastructure ETF 0.25% February 22, 2013 December 21, 2023 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF 0.25% November 14, 2014 December 21, 2023 March 16, 2015 Global X Alternative Income ETF 0.25% March 10, 2015 December 21, 2023 July 13, 2015 Global X Renewable Energy Producers ETF 0.25% April 21, 2015 December 21, 2023 May 27, 2015 Global X S&P 500® Catholic Values ETF 0.25% May 29, 2015 December 21, 2023 April 18, 2016 Global X Internet of Things ETF 0.25% November 13, 2015 December 21, 2023 September 12, 2016 Global X FinTech ETF 0.25% November 13, 2015 December 21, 2023 September 12, 2016 Global X Conscious Companies ETF 0.25% November 13, 2015 December 21, 2023 July 11, 2016 Global X Robotics & Artificial Intelligence ETF 0.25% February 26, 2016 December 21, 2023 September 12, 2016 Global X Aging Population ETF 0.25% February 26, 2016 December 21, 2023 May 9, 2016 Global X Millennial Consumer ETF 0.25% February 26, 2016 December 21, 2023 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF 0.25% September 9, 2016 December 21, 2023 November 14, 2016 Global X U.S. Infrastructure Development ETF 0.25% February 24, 2017 December 21, 2023 March 6, 2017 Global X U.S. Preferred ETF 0.15% February 24, 2017 December 21, 2023 September 11, 2017 Global X Artificial Intelligence & Technology ETF 0.25% February 23, 2018 December 21, 2023 May 11, 2018

Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Autonomous & Electric Vehicles ETF 0.25% February 23, 2018 December 21, 2023 April 13, 2018 Global X S&P 500® Quality Dividend ETF 0.15% May 23, 2018 December 21, 2023 July 13, 2018 Global X E-commerce ETF 0.25% May 23, 2018 December 21, 2023 November 27, 2018 Global X Genomics & Biotechnology ETF 0.25% May 23, 2018 December 21, 2023 April 5, 2019 Global X Adaptive U.S. Factor ETF 0.25% May 23, 2018 December 21, 2023 August 24, 2018 Global X DAX Germany ETF 0.15% September 13, 2018 December 21, 2023 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.25% September 13, 2018 December 21, 2023 December 24, 2018 Global X S&P 500® Covered Call ETF 0.25% September 13, 2018 December 21, 2023 December 24, 2018 Global X Cloud Computing ETF 0.25% November 13, 2018 December 21, 2023 April 12, 2019 Global X Thematic Growth ETF 0.25% November 13, 2018 December 21, 2023 October 25, 2019 Global X Russell 2000 Covered Call ETF 0.25% November 13, 2018 December 21, 2023 April 17, 2019 Global X Cybersecurity ETF 0.25% June 13, 2019 December 21, 2023 October 25, 2019 Global X Video Games & Esports ETF 0.25% June 13, 2019 December 21, 2023 October 25, 2019 Global X Emerging Markets Bond ETF 0.25% February 18, 2020 December 21, 2023 June 1, 2020 Global X S&P Catholic Values Developed ex-U.S. ETF 0.25% February 18, 2020 December 21, 2023 June 22, 2020 Global X Variable Rate Preferred ETF 0.15% February 18, 2020 December 21, 2023 June 22, 2020 Global X Telemedicine & Digital Health ETF 0.25% May 29, 2020 December 21, 2023 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF 0.15% May 29, 2020 December 21, 2023 Global X S&P 500 Covered Call & Growth ETF 0.25% May 29, 2020 December 21, 2023 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF 0.25% May 29, 2020 December 21, 2023 September 18, 2020 Global X CleanTech ETF 0.25% May 29, 2020 December 21, 2023 October 27, 2020 Global X Data Center & Digital Infrastructure ETF 0.25% July 30, 2020 December 21, 2023 October 27, 2020 Global X Adaptive U.S. Risk Management ETF 0.25% November 11, 2020 December 21, 2023 January 12, 2021 Global X Clean Water ETF 0.25% February 26, 2021 December 21, 2023 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Tail Risk ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Risk Managed Income ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X S&P 500 Collar 95-110 ETF 0.25% May 21, 2021 December 21, 2023 August 25, 2021 Global X Blockchain ETF 0.25% May 21, 2021 December 21, 2023 July 12, 2021 Global X AgTech & Food Innovation ETF 0.25% May 21, 2021 December 21, 2023 July 12, 2021 Global X Hydrogen ETF 0.25% May 21, 2021 December 21, 2023 July 12, 2021 Global X Solar ETF 0.25% May 21, 2021 December 21, 2023 September 8, 2021 Global X Wind Energy ETF 0.25% May 21, 2021 December 21, 2023 September 8, 2021

Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Vietnam ETF 0.25% August 4, 2021 December 21, 2023 December 7, 2021 Global X Blockchain & Bitcoin Strategy ETF 0.25% September 17, 2021 December 21, 2023 November 15, 2021 Global X Financials Covered Call & Growth ETF 0.25% November 12, 2021 December 21, 2023 November 21, 2022 Global X Information Technology Covered Call & Growth ETF 0.25% November 12, 2021 December 21, 2023 November 21, 2022 Global X Health Care Covered Call & Growth ETF 0.25% November 12, 2021 December 21, 2023 November 21, 2022 Global X Dow 30® Covered Call ETF 0.25% November 12, 2021 December 21, 2023 February 23, 2022 Global X Interest Rate Volatility & Inflation Hedge ETF 0.25% February 25, 2022 December 21, 2023 July 5, 2022 Global X Interest Rate Hedge ETF 0.25% February 25, 2022 December 21, 2023 July 5, 2022 Global X Russell 2000 Covered Call & Growth ETF 0.25% August 10, 2022 December 21, 2023 October 4, 2022 Global X Emerging Markets ex-China ETF 0.25% September 16, 2022 December 21, 2023 May 12, 2023 Global X Emerging Markets Great Consumer ETF 0.25% September 16, 2022 December 21, 2023 May 12, 2023 Global X S&P 500 ESG Covered Call ETF 0.25% November 11, 2022 December 21, 2023 February 21, 2023 Global X Nasdaq 100 ESG Covered Call ETF 0.25% November 11, 2022 December 21, 2023 February 21, 2023 Global X MSCI Emerging Markets Covered Call ETF 0.25% November 11, 2022 December 21, 2023 November 7, 2023 Global X PropTech ETF 0.25% November 11, 2022 December 21, 2023 April 11, 2023 Global X Gold Income Strategy ETF February 24, 2023 December 21, 2023 Global X U.S. Cash Flow Kings 100 ETF 0.15% February 24, 2023 December 21, 2023 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF 0.25% May 19, 2023 December 21, 2023 July 25, 2023 Global X 1-3 Month T-Bill ETF 0.05% May 19, 2023 December 21, 2023 June 21, 2023 Global X Defense Tech ETF 0.25% May 19, 2023 December 21, 2023 September 11, 2023 Global X Brazil Active ETF 0.25% May 19, 2023 December 21, 2023 August 16, 2023 Global X India Active ETF 0.25% May 19, 2023 December 21, 2023 August 17, 2023 Global X Bitcoin Trend Strategy ETF 0.25% August 17, 2023 December 21, 2023 March 20, 2024 Global X S&P 500 Quality Dividend Covered Call ETF 0.25% August 17, 2023 December 21, 2023 May 7, 2024 Global X MLP & Energy Infrastructure Covered Call ETF 0.25% March 7, 2024 May 7, 2024 Global X Infrastructure Development ex-U.S. ETF 0.25% March 7, 2024 Global X Russell 2000 ETF 0.05% March 7, 2024 Global X Short-Term Treasury Ladder ETF May 21, 2024 Global X Intermediate-Term Treasury Ladder ETF May 21, 2024 Global X Long-Term Treasury Ladder ETF May 21, 2024 Global X Bitcoin Covered Call Strategy ETF 0.25% May 21, 2024

1 The Global X MSCI Next Emerging & Frontier ETF is expected to liquidate on or about May 24, 2024. [SIGNATURES TO FOLLOW]

GLOBAL X FUNDS By: Joseph Costello Title: Chief Compliance Officer GLOBAL X MANAGEMENT COMPANY LLC By: Joseph Costello Title: Chief Compliance Officer